Exhibit 99.1

UNAUDITED as of 12/14/2005

Bimini Mortgage Management, Inc. - Asset Information This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation

Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$1,964,224,139	57.00%	53.98%
Hybrid Adjustable Rate Mortgage Backed Securities	$693,657,476	20.13%	19.06%
Fixed Rate Mortgage Backed Securities	$565,000,290	16.40%	15.52%
Fixed Rate Agency Debt	$98,859,380	2.87%	2.72%
Fixed Rate CMO	$74,906,244	2.17%	2.06%
Balloon Maturity Mortgage Backed Securities	$49,123,789	1.43%	1.35%
Total: Mortgage Assets (2)	$3,445,771,318	100.00%

Total Cash and Net Short-Term Receivables	$128,191,186		3.52%
Cash out on Margin (Encumbered Cash)	$—		0.00%
Long-Term Receivables From Opteum Financial Services LLC	$65,000,000		1.79%
Total: All Assets	$3,638,962,504		100.00%

Note: The Value of Securities in the Box is $19,313,894

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	There are no forward settling transactions
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities (3)	4.46%	10.49%	1.75%	3.83	1-Dec-42	334
Hybrid Adjustable Rate Mortgage Backed Securities	4.24%	9.89%	1.73%	19.10	1-Apr-44	341
Fixed Rate Mortgage Backed Securities	6.92%	n/a	n/a	n/a	1-Jun-35	275
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	50
Fixed Rate CMO	5.56%	n/a	n/a	n/a	25-Jul-34	330
Balloon Maturity Mortgage Backed Securities	4.06%	n/a	n/a	n/a	1-Feb-11	49
Total: Mortgage Assets	4.82%	10.34%	1.75%	7.82	1-Jun-35	313

(3) 35.2% ($691.6 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,075,754,789	60.24%
Freddie Mac	$737,597,138	21.41%
Ginnie Mae	$632,419,391	18.35%
Total Portfolio	$3,445,771,318	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$1,973,405,883	57.27%
Non Whole Pool	$1,472,365,435	42.73%

Total Portfolio	$3,445,771,318	100.00%

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	31.23%	35.50%
Hybrid Adjustable Rate Mortgage Backed Securities	26.07%	28.52%
Fixed Rate Mortgage Backed Securities	24.22%	28.23%
Fixed Rate Agency Debt	n/a	n/a
Fixed Rate CMO	30.02%	30.74%
Balloon Maturity Mortgage Backed Securities	18.39%	27.26%
Total: Mortgage Assets	28.61%	32.55%

On December 7, 2005 Prepayment Speeds were released for paydowns occurring in November 2005 (September - November for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.68
Weighted Average Current Price	$101.28
Modeled Effective Duration	1.306

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Adjustable Rate Mortgages

One Month LIBOR	$46,476,289	2.37%	1.35%
Moving Treasury Average	$62,156,989	3.16%	1.80%
Cost Of Funds Index	$417,028,519	21.23%	12.10%
Six Month LIBOR	$227,437,501	11.58%	6.60%
Six Month CD Rate	$3,034,704	0.15%	0.09%
One Year LIBOR	$284,606,921	14.49%	8.26%
Conventional One Year CMT	$527,885,820	26.88%	15.32%
FHA and VA One Year CMT	$388,830,372	19.80%	11.28%
Other	$6,767,024	0.34%	0.20%
Total ARMs	$1,964,224,139	100.00%	57.00%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$407,272,574	58.71%	11.82%
19 - 24 Months to First Reset	$20,314,020	2.93%	0.59%
25 - 36 Months to First Reset	$16,243,568	2.34%	0.47%
Total	$443,830,162	63.98%	12.88%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$19,031,413	2.75%	0.55%
19 - 24 Months to First Reset	$10,063,253	1.45%	0.29%
25 - 36 Months to First Reset	$7,791,769	1.12%	0.23%
37 - 60 Months to First Reset	$13,766,174	1.98%	0.40%
Total	$50,652,609	7.30%	1.47%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$27,515,423	3.97%	0.80%
25 - 36 Months to First Reset	$171,659,282	24.75%	4.98%
Total	$199,174,705	28.72%	5.78%

Total Hybrid ARMs	$693,657,476	100.00%	20.13%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Balloons

< = 4.0 Years to Balloon Date	$20,749,005	42.24%	0.60%
4.01 - 5.0 Years to Balloon Date	$16,748,899	34.09%	0.49%
5.01 - 5.5 Years to Balloon Date	$11,625,885	23.67%	0.34%
Total Balloons	$49,123,789	100.00%	1.43%

Fixed Rate Agency Debt

4.5yr Stated Final Maturity	$98,859,380	100.00%	2.87%
Total Fixed Rate Agency Debt	$98,859,380	100.00%	2.87%

Fixed Rate CMOs

Fixed Rate CMOs	$74,906,244	100.00%	2.17%
Total Fixed Rate CMOs	$74,906,244	100.00%	2.17%

Fixed Rate Assets

10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$2,197,637	0.39%	0.06%
15yr $85,000 Maximum Loan Size	$74,100,596	13.12%	2.15%
15yr $110,000 Maximum Loan Size	$4,753,916	0.84%	0.14%
15yr 100% Investor Property	$620,150	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$957,723	0.17%	0.03%
15yr 100% Alt-A	$40,451,839	7.16%	1.18%
15yr Geography Specific (NY, FL, VT, TX)	$1,846,632	0.33%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$27,368,669	4.84%	0.79%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,178,439	0.21%	0.03%
20yr 100% Alt-A	$904,636	0.16%	0.03%
30yr $85,000 Maximum Loan Size	$150,197,050	26.58%	4.36%
30yr $110,000 Maximum Loan Size	$40,529,976	7.17%	1.18%
30yr 100% Investor Property	$6,917,357	1.22%	0.20%
30yr 100% FNMA Expanded Approval Level 3	$54,887,539	9.71%	1.59%
30yr 100% Alt-A	$41,629,878	7.37%	1.21%
30yr Geography Specific (NY, FL, VT, TX)	$4,849,551	0.86%	0.14%
30yr 100% GNMA Builder Buydown Program	$5,851,997	1.04%	0.17%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$105,756,705	18.72%	3.07%
Total Fixed Rate Collateral	$565,000,290	100.00%	16.40%

Total (All Mortgage Assets)	$3,445,771,318		100.00%
Cash or Cash Receivables	$193,191,186
Total Assets and Cash	$3,638,962,504

Unaudited Funding Information as of 12/14/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$882,723,007	147	11-Oct-06
Nomura	$688,383,000	127	18-Sep-06
Cantor Fitzgerald	$506,953,000	80	25-Apr-06
WAMU	$411,605,000	11	13-Jan-06
JP Morgan Secs	$208,660,720	99	18-Jul-06
Bear Stearns	$176,398,000	166	7-Jul-06
UBS Securities	$158,781,000	110	19-Oct-06
Goldman Sachs	$129,116,143	70	1-May-06
Merrill Lynch	$128,119,000	113	19-Apr-06
Countrywide Secs	$45,975,000	7	22-Dec-05
Daiwa Secs	$19,732,000	205	7-Jul-06
Morgan Stanley	$4,160,758	20	3-Jan-06

Total	$3,360,606,628	107	19-Oct-06

(1) Includes $507 Million floating rate repo obligations